Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Premium Income 15 Buffer ETF™ – January

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated January 2, 2024

December 31, 2024

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on December 31, 2024. The Fund will commence a new Outcome Period that will begin on January 1, 2025 and end on December 31, 2025. An investment in the Fund over the course of the Outcome Period will be subject to the Fund’s Defined Distribution Rate as set forth in the table below.

Fund	Ticker	Defined Distribution Rate	Investment Objective
Innovator Premium Income 15 Buffer ETF™ – January	LJAN	Gross: 5.88% Net: 5.09%*	The Fund seeks to provide investors, over the period from January 1, 2025 to December 31, 2025, with an investment that provides a high level of income through a Defined Distribution Rate of 5.88% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% of SPDR® S&P 500® ETF Trust losses.

*	Takes into account the Fund’s unitary management fee.

In connection with onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to new Outcome Period: January 1, 2025 through December 31, 2025.

3.	All references to the Defined Distribution Rate for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Defined Distribution Rate set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference